UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2022

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 25, 2022, Constellation Brands, Inc. (“Constellation” or the “Company”) issued a news release (the “release”) announcing that its indirect, wholly-owned subsidiaries, Greenstar Canada Investment Limited Partnership (“Greenstar”) and CBG Holdings LLC (“CBG”), entered into a consent agreement (the “Consent Agreement”) with Canopy Growth Corporation (“Canopy”), pursuant to which Greenstar and CBG have, subject to the terms and on the conditions set forth in the Consent Agreement, provided their consent in respect of a proposed corporate transaction by Canopy (the “Transaction”). A copy of the release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Canopy Transaction

On October 24, 2022, Greenstar and CBG entered into the Consent Agreement with Canopy, pursuant to which Greenstar and CBG have, subject to the terms and on the conditions set forth in the Consent Agreement, provided their consent in respect of the Transaction to consolidate Canopy’s U.S. cannabis assets into a newly formed entity (“Canopy USA”). Canopy only holds non-voting and non-participating exchangeable shares of Canopy USA which are convertible into common shares of Canopy USA.

In connection with the Transaction, Canopy has proposed to amend its share capital to (a) provide for the creation of a new class of non-voting and non-participating exchangeable shares which will be convertible into common shares of Canopy (“Exchangeable Shares”), and (b) restate the rights of Canopy’s common shares (“Common Shares”) to provide for the conversion of Common Shares into Exchangeable Shares on a one-for-one basis at any time at the option of the holder of such shares (the “Amendment”). Canopy has stated its intention to hold a special meeting of shareholders to consider the Amendment. Greenstar and CBG have entered into a voting support agreement with Canopy to vote in favor of the Amendment.

If the Transaction is completed and the Amendment is authorized by Canopy’s shareholders and adopted by Canopy, Greenstar and CBG intend, subject to a final decision in their sole discretion, to exercise their rights to convert their Common Shares into Exchangeable Shares in accordance with the terms of the Exchangeable Shares.

If the Transaction is completed and the Amendment is authorized by Canopy’s shareholders and adopted by Canopy and Greenstar and CBG convert their Common Shares into Exchangeable Shares, (a) CBG intends to surrender its 139,745,453 warrants to purchase Common Shares to Canopy for cancellation; and (b) the parties intend to terminate the investor rights agreement, administrative services agreement, co-development agreement and all other commercial arrangements between them and their subsidiaries, excluding the Consent Agreement and certain termination agreements. At the time of such conversion and terminations, Constellation and its subsidiaries would only have an interest in the non-voting and non-participating Exchangeable Shares and the Notes (as defined below). Constellation and its subsidiaries would have no further governance rights in relation to Canopy, including rights to nominate members to the Board of Directors of Canopy, or approval rights related to certain transactions, and all nominees of Constellation and its subsidiaries will resign from the Board of Directors of Canopy. Furthermore, Constellation will no longer (a) apply the equity method to its investment in Canopy, which will instead be accounted for at fair value with changes reported in income (loss) from unconsolidated investments within Constellation’s consolidated results; and (b) have a stand-alone Canopy operating segment and Canopy’s financial results will no longer be provided to, or reviewed by, Constellation’s Chief Operating Decision Maker and will not be used to make strategic decisions, allocate resources, or assess performance.

If Greenstar and CBG do not convert their Common Shares into Exchangeable Shares, Canopy and its subsidiaries will not be permitted to exercise any rights to acquire shares and interests in entities carrying on cannabis-related business in the U.S., Canopy USA will be required to exercise its repurchase rights to acquire the interests in Canopy USA held by its third-party investors, and Greenstar and CBG will continue to have all existing rights under their agreements with Canopy that predate the Consent Agreement, including governance rights in respect of Canopy (such as board nomination rights and approval rights in respect of certain transactions).

If the Amendment is authorized by Canopy’s shareholders, Constellation and Canopy also intend to negotiate an exchange of up to C$100 million aggregate principal amount of Canopy’s 4.25% Senior Notes due 2023 (the “Notes”) held by Greenstar for Exchangeable Shares.

The foregoing description of the Consent Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the Consent Agreement, a copy of which is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Credit Agreement Amendments

On October 18, 2022, Constellation entered into (i) Amendment No. 1 (the “Delayed Draw Term Loan Amendment”) to its Term Loan Credit Agreement, dated as of August 9, 2022, by and among Constellation, Bank of America, N.A. and certain other lenders party thereto (the “Delayed Draw Term Loan”), (ii) Amendment No. 1 (the “Revolver Amendment”) to the Tenth Amended and Restated Credit Agreement, dated as of April 14, 2022, by and among Constellation, CB International Finance S.à r.l., Bank of America, N.A. and certain other lenders party thereto (the “Revolving Credit Agreement”), and (iii) Amendment No. 3 (the “Bilateral Term Loan Amendment” and, together with the Delayed Draw Term Loan Amendment and the Revolver Amendment, the “Credit Agreement Amendments”) to its amended and restated Term Loan Agreement, dated as of March 26, 2020, as amended, by and between Constellation and Bank of America, N.A. (the “Bilateral Term Loan Agreement” and, together with the Delayed Draw Term Loan and the Revolving Credit Agreement, the “Credit Agreements”). The Credit Agreement Amendments will become effective upon (a) the Amendment by Canopy of its Articles of Incorporation, (b) the conversion of Constellation and its subsidiaries’ existing Common Shares for Exchangeable Shares at the specified time (the “Specified Time”), and (c) the resignation of all nominees of Constellation and its subsidiaries from the Board of Directors of Canopy (together with (a) and (b), the “Canopy Credit Agreement Transaction”). The Credit Agreement Amendments revise certain defined terms and covenants in the Credit Agreements to provide for the effectiveness of the Canopy Credit Agreement Transaction including, among other things, (i) removing the requirement for Constellation to report non-compliance by Canopy with the terminated investor rights agreement, (ii) restricting repayment of the loans under the Credit Agreements with proceeds derived, directly or indirectly, from Canopy prior to the Specified Time, (iii) restricting the use of proceeds from the loans under the Credit Agreements, directly or indirectly, for any investment in, transaction with or to fund the activities of or business with Canopy prior to the Specified Time, and (iv) providing that Constellation will not convert any of its outstanding Exchangeable Shares for Common Shares or own any Common Shares, in each case until such time as the domestic sale of marijuana could not reasonably be expected to violate the Controlled Substances Act, the Civil Asset Forfeiture Reform Act (as it relates to violation of the Controlled Substances Act) and all related applicable anti-money laundering laws.

The foregoing description of the Delayed Draw Term Loan Amendment, the Revolver Amendment, and the Bilateral Term Loan Amendment is a summary, does not purport to be complete, and is qualified in its entirety by reference to the text of the Delayed Draw Term Loan Amendment, the Revolver Amendment, and the Bilateral Term Loan Amendment, copies of which are filed herewith as Exhibit 4.1, Exhibit 4.2, and Exhibit 4.3, respectively and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” “intend,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans, and objectives of management, as well as information concerning expected actions of third parties, including statements related to the Transaction, the transactions contemplated by the Consent Agreement, the treatment of the Notes, the effectiveness of the Credit Agreement Amendments, and potential results of such transactions. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such actions will in fact occur or will occur on the timetable contemplated hereby. The Transaction and the transactions contemplated by the Consent Agreement and the Credit Agreement Amendments are subject to the satisfaction of certain conditions. No assurances can be given that the Transaction, the transactions contemplated by the Consent Agreement or the Credit Agreement Amendments, or a transaction regarding the Notes will occur or will occur on the contemplated terms or timetable. All forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this Current Report on Form 8-K are subject to other risks and uncertainties, including the terms and conditions associated with the Transaction, the Consent Agreement, and the Credit Agreement Amendments; that the Transaction, the transactions contemplated by the Consent Agreement and the Credit Agreement Amendments, and a transaction regarding the Notes may not be completed at all, including because Canopy may not receive the required approval of its shareholders; that the Transaction and the transactions contemplated by the Consent Agreement, if completed, may significantly alter Constellation’s relationship with and investment in Canopy, including by Canopy no longer being able to derive benefits from its current strategic relationship with Constellation, which could negatively impact Canopy, by limiting Constellation’s right or opportunity to derive economic benefits from its investment in Canopy if Canopy declares dividends or dissolves and Constellation continues to hold Exchangeable Shares or to increase Constellation’s ownership in Canopy if Canopy’s stock price were to recover prior to the expiration of Constellation’s warrants that would be surrendered, or by the potential to subject Constellation’s financial statements to additional volatility if it accounts for the Exchangeable Shares at fair value; if the Transaction is not viewed favorably by members of the investment community, whether or not it is completed, which may cause a decrease in the value of Canopy’s Common Shares and impair its liquidity and marketability; if the Transaction is not completed for any reason, then Canopy will have expended substantial time and resources that could otherwise have been spent on Canopy’s existing businesses and the pursuit of other opportunities that could have been beneficial to Canopy; and other factors and uncertainties disclosed from time-to-time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and its Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2022, which could cause actual future performance or events to differ from current expectations.

Item 9.01	Financial Statements and Exhibits.

For the exhibits that are filed or furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Amendment No. 1, dated as of October 18, 2022, to Term Loan Credit Agreement, dated as of August 9, 2022, by and among the Company, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. *

(4.2)	Amendment No. 1, dated as of October 18, 2022, to Tenth Amended and Restated Credit Agreement, dated as of April 14, 2022, by and among the Company, CB International Finance S.à r.l., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. *

(4.3)	Amendment No. 3, dated as of October 18, 2022, to Amended and Restated Term Loan Credit Agreement, dated as of March 26, 2020, as amended by Amendment No. 1, dated as of June 10, 2021, and Amendment No. 2, dated as of April 14, 2022, by and among the Company and Bank of America, N.A., as Administrative Agent and Lender. *

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated October 25, 2022.

(99.2)	Consent Agreement, dated October 24, 2022, by and between CBG Holdings LLC, Greenstar Canada Investment Limited Partnership and Canopy Growth Corporation (incorporated herein by reference to Exhibit 10.1 of Canopy Growth Corporation’s Form 8-K filed on October 26, 2022). *

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2022	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer